UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

JBG SMITH PROPERTIES
(Name of Registrant as Specified In Its Charter)

N/A
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2020. JBG SMITH PROPERTIES You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of JBG SMITH PROPERTIES 4747 BETHESDA AVENUE, SUITE 200 BETHESDA, MARYLAND 20814 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E91021-P32025 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 2, 2020 Date: April 30, 2020Time: 8:30 AM EDT Location: 4747 Bethesda Avenue Suite 200 Bethesda, Maryland 20814

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods E91022-P32025 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Trustees recommends you vote FOR the following: 1. To elect eleven trustees to the Board of Trustees to serve until the 2021 Annual Meeting of Shareholders and until their successors have been duly elected and qualify. The Board of Trustees recommends you vote FOR proposals 2 and 3. 2. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement ("Say-on-Pay"). Nominees: 1a. Scott A. Estes 3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. 1b. Alan S. Forman 1c. Michael J. Glosserman 1d. Charles E. Haldeman, Jr. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1e. W. Matthew Kelly 1f. Alisa M. Mall 1g. Carol A. Melton 1h. William J. Mulrow 1i. Steven Roth 1j. Ellen Shuman 1k. Robert A. Stewart E91023-P32025 Voting Items

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